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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 28, 2004

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        New Jersey                                              13-3152196
----------------------------                              ----------------------
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                    0-17038
                            (Commission File Number)


4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida    33021
-------------------------------------------------------------------  ----------
             (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Donald D. Dawn resigned his position as Senior Vice President and Chief Financial Officer of Concord Camera Corp. (the "Company"), effective August 28, 2004. Mr. Dawn's decision was unrelated to the Company's accounting principles or practices. The Company has commenced a search for an interim and permanent Chief Financial Officer.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONCORD CAMERA CORP.


Date:  August 31, 2004                       By: /s/ Alan Schutzman
                                                 -------------------------------
                                                 Alan Schutzman,
                                                 Senior Vice President and
                                                 General Counsel


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